Summary Prospectus April 28, 2026
The Merger Fund® VL

This Summary Prospectus is intended for use in connection with a variable life insurance policy or a variable annuity contract and is not intended for use by other investors.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (SAI), and other information about the fund online at www.virtus.com/investor-resources/variable-insurance-fund-documents. The fund’s prospectus and SAI both dated April 28, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund seeks to achieve capital growth by engaging in merger arbitrage.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of The Merger Fund® VL. The table does not include any fees or sales charges imposed under the variable contracts for which the fund is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment)	Class I (sole share class)
Shareholder Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I (sole share class)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	None
Total Other Expenses(a)	0.65%
Dividend and Interest Expense On Short Positions and Borrowing Expense on Securities Sold Short	0.01%
Remaining Other Expenses	0.64%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses(b)	1.92%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.49)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)(c)	1.43%

(a)	Not included in the table are extraordinary expenses. If such amounts were reflected in this table, Total Other Expenses would have been 0.66% for Class I Shares.
(b)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(c)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.40% through April 30, 2027. Prior to April 30, 2027, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s total operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I	$146	$556	$991	$2,204

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 173% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets principally in equity securities of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (“merger-arbitrage investments”). Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the fund’s potential profit on such an investment. Because the fund’s subadviser, Westchester Capital Management, LLC, typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the subadviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.

The fund may employ a variety of hedging strategies to seek to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options. (To sell a security short, the fund may borrow the security from a broker or other counterparty and sell it to a third party. The fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) In addition, the fund may enter into derivative transactions and purchase or sell other instruments of any kind for similar or other hedging purposes, duration management or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the subadviser may seek to hedge the fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options or other derivative investments.

The fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. For purposes of the fund’s 80% policy discussed above, a SPAC is considered to be a merger-arbitrage investment throughout its life cycle.

The fund may also invest in various types of corporate debt obligations, including convertible and defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.

In pursuing the fund’s investment objective and strategies, the fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization. The fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

The fund may invest in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and open-end mutual funds, among others. To the extent that the fund invests in shares of another investment company or ETF, the fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments.

In making merger-arbitrage investments for the fund, the subadviser is generally guided by the following considerations:

▪ securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

▪ before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;

▪ in deciding whether or to what extent to invest, the subadviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

▪ the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the fund’s holdings may be adjusted at any time; and

▪ the subadviser may invest the fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the subadviser’s primary considerations include the subadviser’s assessments of the likelihood that the transaction will be successfully completed and the investment’s risk-adjusted profile.

The subadviser may sell securities at any time, including if the subadviser’s evaluation of the risk/reward ratio is no longer favorable. The fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the subadviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the fund is so invested, its investment returns may be lower than if it were not so invested, and the fund may not achieve its investment objective.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase

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and redemption activities by separate accounts of participating insurance companies may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Merger-Arbitrage and Event-Driven Risk: Merger-arbitrage and event-driven investing involves the risk that the subadviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the fund’s return on the investment will be negative, or that the expected event may be delayed or completed on terms other than those originally proposed, which may cause the fund to lose money or fail to achieve a desired rate of return.

> Short Sales Risk: Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the fund covers its short position, the fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.

> Special Purpose Acquisition Companies Risk: The fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the fund invests will be profitable. The values of investments in SPACs may be highly volatile and these investments may also have little or no liquidity.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Portfolio Turnover Risk: The frequency of the fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover reduce the fund’s performance. The fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Hedging Transactions Risk: The subadviser may not correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, which may prevent the fund from achieving the intended hedge or expose the fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

> Sector Focused Investing Risk: Events negatively affecting a particular market sector in which the fund focuses its investments may cause the value of the fund’s shares to decrease, perhaps significantly.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), geopolitical risk, acts of terrorism, the spread of infectious illness or other public health issue, recessions, tariffs and other restrictions on trade, or the threat or potential of one or more such events and developments, could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Convertible Securities Risk: The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/or price unfavorable to the fund.

> Counterparty Risk: There is risk that a party upon whom the fund relies to complete a transaction will default.

> Distressed Securities Risk: Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Such securities may also be subject to Sanctions Risk.

> Sanctions Risk: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the fund’s liquidity and performance.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

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> Exchange-Traded Funds (ETFs) Risk: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs to the fund of owning shares of an ETF may exceed the cost of investing directly in the underlying securities.

> High-Yield/High-Risk Fixed Income Securities (“Junk Bonds”) Risk: Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Lower rated issuers are more likely to default and their securities could become worthless.

> Large Market Capitalization Companies Risk: The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

> Legal and Regulatory Risk: Legal, tax and regulatory changes could occur and may adversely affect the fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the SEC, the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the U.S. Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statutes and regulations governing mergers, takeovers or potential monopolies or anti-competitive practices. Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail the fund’s ability to use derivative and other instruments and that may require the fund to change how it has been managed historically. The fund and its agents continue to evaluate these measures, and there can be no assurance that they will not adversely affect the fund and its performance.

> Leverage Risk: When the fund leverages its portfolio by borrowing or by engaging in certain types of transactions or instruments, including derivatives, the fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

> Limited Distribution Risk: The fund’s shares may be offered only through a limited number of separate accounts of insurance companies. As a result, the fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies. If the fund fails to achieve sufficient scale, it may be liquidated.

> Limited Voting Rights Risk: Debt instruments typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Management Risk: The success of any strategy employed by the subadviser will depend upon, among other things, the subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.

> Mutual Fund Investing Risk: The fund’s performance may be adversely affected by the assets owned by the other mutual funds in which it invests, and the layering of expenses associated with the fund’s investment in other funds will cost shareholders more than direct investments would have cost.

> Options Risk: When the fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock.

> Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken. The effects of taxable gains resulting from large redemptions of fund shares would particularly impact non-redeeming shareholders who do not hold their fund shares in a tax-advantaged or tax-exempt vehicle. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s NAV and liquidity. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and the ICE BofA US Treasury Bill 3 Month Index. Updated performance information is available at virtus.com or by calling 800-243-1574.

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Calendar year total returns for Class I Shares

Best Quarter:	2020, Q4:	4.63%	Worst Quarter:	2020, Q1:	-2.63%	Year to Date (3/31/2026):	0.80%

Average Annual Total Returns (for the periods ended 12/31/25)

Class	1 Year	5 Years	10 Years
The Merger Fund® VL Class I shares (only share class) Return	8.63%	3.64%	4.37%
Index
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
ICE BofA US Treasury Bill 3 Month Index (reflects no deduction for fees, expenses or taxes)	4.18%	3.17%	2.18%

The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

ICE BofA US Treasury Bill 3 Month Index measures performance of the three-month Treasury bill, based on monthly average auction rates. The index is calculated on a total-return basis, is unmanaged and not available for direct investment.

Management

The fund’s investment adviser is Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA”).

Westchester Capital Management, LLC (“Westchester Capital Management”), an affiliate of VIA, is the subadviser to the fund.

Portfolio Management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

> Roy D. Behren, Co-President and Co-Chief Investment Officer of Westchester Capital Management. Mr. Behren has served as co-portfolio manager of the fund since 2007.

> Michael T. Shannon, Co-President and Co-Chief Investment Officer of Westchester Capital Management. Mr. Shannon has served as co-portfolio manager of the fund since 2007.

Purchase and Sale of Fund Shares

The fund does not offer its shares to the general public. The fund currently offers shares only to the separate accounts of participating insurance companies. The fund has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the fund. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

The fund normally distributes its net investment income, qualified dividend income and net realized capital gains, if any, to its shareholders, which are the participating insurance companies investing in the fund through the separate accounts that fund the Contracts. If you are a holder of a Contract, provided certain requirements are met, these distributions generally will not be taxable to you. Please consult the prospectus for your Contract or the participating insurance company that issued your Contract for information regarding the taxation of your investment.

Payments to Insurance Companies and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as an insurance company), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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